                                                                   EXHIBIT 10.8

                      STOCK PURCHASE AND EXCHANGE AGREEMENT

            THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (this "Agreement") is made as of January 15, 2002, by and among Anne Bernholz (the "Seller"), the purchasers listed on EXHIBIT A attached hereto (the "Purchasers" and individually a "Purchaser") and The White House, Inc., a Maryland corporation (the "Company").

            WHEREAS, Seller owns shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common") and Seller desires to sell certain of such shares to Purchasers, and Purchasers desire to purchase such shares from Seller pursuant to the terms and conditions of this Agreement.

            WHEREAS, Purchasers and the Company desire that the shares of Class A Common purchased from Seller herein be exchanged for an equal number of shares of the Company's Class C Common Stock, par value $.01 per share (the "Class C Common"). Such shares of Class C Common received under this Agreement shall be deemed to be "Stockholder Shares" under that certain Stockholders Agreement
(the "Stockholders Agreement"), dated January 19, 1999, by and among the Company, the Purchasers and certain other investors and executives of the Company named therein.

            NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

            1. RECITALS. The foregoing recitals are made a part of this Agreement.

            2.    PURCHASE AND SALE OF STOCK. At the Closing (as defined in
Section 4 hereof) and upon the terms and conditions set forth in this Agreement
(a) Seller shall sell, transfer and assign to Purchasers all of Seller's right, title and interest in and to three hundred thousand (300,000) shares of Class A Common (collectively, the "Shares"), and each of the Purchasers shall purchase from Seller that number of shares set forth opposite each such Purchaser's name on EXHIBIT A hereto. The purchase price for each Share shall be seventy-five cents ($0.75), for an aggregate purchase price for all Shares sold and purchased hereunder of Two Hundred Twenty-Five Thousand Dollars ($225,000.00).

            3. EXCHANGE OF STOCK. Immediately after Purchasers' purchase of the Shares pursuant to Section 2 hereof, subject to Section 4 hereof, the Company shall issue to Purchasers, and Purchasers shall exchange the Shares for, that number of shares of Class C Common equal to the number of shares of Class
A Common purchased pursuant hereto. Upon such exchange, the Shares shall be cancelled. The Purchasers and the Company hereby agree and acknowledge that, with respect to the Class C Common received hereunder, (a) for purposes of determining the "Unpaid Yield" and "Unreturned Original Cost" (both as defined in the Company's Articles of Amendment and Restatement, as amended (the "Articles")), the "Original Cost" (as defined in the Articles) shall be seventy-five cents ($0.75) per share of Class C Common and (b) the "Yield" (as defined in the Articles) shall begin to accrue as of the date of Closing hereunder.

            4. CLOSING: PAYMENT OF PURCHASE PRICE. The purchase and sale of the Shares hereunder (the "Closing") shall take place on January 15, 2002, at the offices of the Company, Suite A, 6711 Bay Meadow Drive, Glen Burnie, Maryland 21060 at 10:00 a.m., or on such other date or at such other time and place as may be mutually agreed upon by the parties. At the Closing, (a) Seller shall deliver to the respective Purchaser(s) a stock certificate or certificates representing the Shares to be sold to such Purchaser(s) by Seller, registered in the respective Purchaser's name or accompanied by duly executed stock assignments, and each Purchaser shall deliver the aggregate purchase price for the Shares purchased from Seller, in the amount set forth on EXHIBIT A hereto, by cashiers or certified check or by wire transfer of immediately available funds to a bank account designated in writing by Seller and (b) upon delivery by Purchaser of the stock certificates for the Shares duly endorsed to the Company, the Company shall issue to such Purchaser an equal number of shares of Class C Common.

            5. TAX-FREE EXCHANGE. The exchange contemplated herein is intended to be a tax-free exchange of shares of Class A Common for shares of Class C Common, pursuant to Section 1036 of the Internal Revenue Code of 1986, as amended.

            6. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to the Purchasers as of the date hereof that:

            (a) OWNERSHIP. All of the Shares are owned of record and beneficially by Seller, and Seller has good and marketable title to such Shares, free and clear of all security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies and other arrangements or restrictions whatsoever ("Encumbrances"). All of such Shares are validly issued, fully paid and nonassessable and are not subject to any preemptive rights or rights of first refusal. At the Closing, Seller shall transfer to the respective Purchaser good and marketable title to such Shares purchased hereunder, free and clear of all Encumbrances.

            (b) CONFLICTS. The execution, delivery and performance of this Agreement by Seller does not conflict with, violate or result in the breach of, or create any Encumbrance on the Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Shares are bound, except for federal and state securities laws.

            (c) DISCLOSURES. Seller is not aware of any material adverse change in the financial condition, operating results, assets, liabilities, operations or businesses of the Company since the date of the Company's most recent audited financial statements. Seller has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of the proposed sale of the Shares. Seller has had adequate access to pertinent Company information, including the ability to ask relevant questions of its officers, in order to evaluate her decision to sell the Shares. Seller acknowledges that the consideration paid by the Purchasers for the Shares is derived from an arbitrary valuation of the Shares and does not reflect any possible consideration which may be received for such Shares in any future sale, public offering, merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of the Company.

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            (d)   AUTHORIZATION. This Agreement has been duly authorized,
executed and delivered by Seller, and this Agreement constitutes a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, and other similar laws now or hereafter in effect relating to or affecting creditor's rights generally and the exercise of judicial discretion.

            (e) NO AGENTS, BROKERS, ETC. No agent, broker, person or other firm acting on behalf of Seller is, or will be, entitled to any commission or broker's or finder's fees in connection with the transaction contemplated herein.

            (f) NO MATERIAL MISSTATEMENTS. No representation or warranty made by Seller in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made not misleading. Seller is not aware of any material fact relating to the Shares or the transactions contemplated by this Agreement which has not been disclosed by Seller to Purchasers.

            7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers as of the date hereof that:

            (a) CAPITAL STOCK. All of the Class C Common exchanged hereunder is validly issued, fully paid and nonassessable and is not subject to, nor was it issued in violation of, any preemptive rights, rights of first refusal or anti-dilution protections (other than those waived (i) under Section 10 hereof and (ii) pursuant to that certain Waiver Letter (the "Waiver Letter"), dated as of January 15, 2002, by the Executives and the Investor (as defined therein)). Pursuant to Section 3 hereof, the Company shall transfer to the respective Purchaser good and marketable title to such Class C Common, free and clear of all Encumbrances.

            (b) CONFLICTS. The execution, delivery and performance of this Agreement by the Company does not conflict with, violate or result in the breach of, or create any Encumbrance on the Class C Common exchanged hereunder pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which the Company is a party or is subject or by which such Class C Common is bound, except for (i) federal and state securities laws and (ii) those waived under Section 10 hereof and pursuant to the Waiver Letter.

            (c) DISCLOSURES. The Company has delivered to the Seller and Purchasers a copy of its most recent audited financial statements, and the Company is not aware of any material adverse change in the financial condition, operating results, assets, liabilities, operations or businesses of the Company since the date of such financial Statements.

            (d) AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by the Company, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, and other similar laws now or hereafter in effect relating to or affecting creditor's rights generally and the exercise of judicial discretion.

            (e) NO MATERIAL MISSTATEMENTS. No representation or warranty made by the Company in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made not misleading. The Company is not aware of any material fact relating to the Shares sold hereunder, the Class C Common exchanged hereunder or the transactions contemplated by this Agreement which has not been disclosed by the Company to Purchasers or Seller.

            8. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Each Purchaser, severally and not jointly and severally, hereby represents and warrants to Seller as of the date hereof that:

            (a) AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by Purchaser, and this Agreement constitutes a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, and other similar laws now or hereafter in effect relating to or affecting creditor's rights generally and the exercise of judicial discretion.

            (b) INVESTMENT REPRESENTATIONS. Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Purchaser has such knowledge and experience in financial and business matters that he (it) is capable of evaluating the merits and risks of the proposed investment in the Shares and the Class C Common exchanged therefor (collectively, the "Securities"). Purchaser understands that the Securities are being sold in reliance upon exemptions from registration provided under the Securities Act and applicable state securities laws and makes the representations and warranties contained herein with the understanding that they will be relied upon by the Company and Seller in determining the qualification of the sale of the Securities under said exemptions. Purchaser hereby represents that it is acquiring the Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such Securities for purposes of investment, and that it has no intention of selling such Securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

            (c) NO AGENTS, BROKERS, ETC. No agent, broker, person or other firm acting on behalf of Purchaser is, or will be, entitled to any commission or broker's or finder's fees in connection with the transaction contemplated herein.

            (d) NO MATERIAL MISSTATEMENTS. No representation or warranty made by Purchaser in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made not misleading. Purchaser is not aware of any material fact relating to the transactions contemplated by this Agreement which has not been disclosed by Purchaser to Seller.

            9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the Closing hereunder.

            10. WAIVERS. Solely for purposes of this Agreement and the transaction contemplated hereby, each of the Purchasers, individually and together as the holders of a

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majority of the Stockholder Shares and Warrants (as defined in the Stockholders
Agreement), hereby waives (i) the restrictions on the Company to issue securities pursuant to Section 3(D)(ii) and Section 3(D)(iii) of that certain Stock Purchase Agreement, by and among the Company, and each of the Purchasers set forth on the Schedule of Purchasers thereto, dated January 19, 1999; (ii) the preemptive rights under Section 5 of the Stockholders Agreement and (iii) the anti-dilution protections under Section 2 of the following warrants to purchase Class A Common: Certificate No. W-l, Certificate No. W-3, Certificate No. W-4, Certificate No. W-5, and Certificate No. W-6, all dated January 19, 1999.

            11. STOCKHOLDERS AGREEMENT. Purchasers acknowledge and agree that the shares of Class C Common received in the exchange pursuant to this Agreement shall be subject to the terms and conditions of, and deemed to be "Stockholder Shares" under, the Stockholders Agreement.

            12. COMPLETE AGREEMENT. This Agreement (including all exhibits hereto) constitutes the entire agreement between the parties hereto regarding the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations, written or oral, which may have related to the subject matter hereof. This Agreement shall not be changed, modified or amended except by written instrument signed by all of the parties hereto.

            13. COUNTERPARTS. This Agreement may be executed in two or more counterparts (including by telecopy signature pages), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

            14. FURTHER ASSURANCES. After the Closing, as and when requested by Purchasers, Seller shall, without further consideration, execute and deliver all such instruments of conveyance and transfer and shall take such further actions as Purchasers may deem reasonably necessary or desirable in order to transfer the Shares to Purchasers and to carry out fully the provisions and purposes of this Agreement.

            15. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Purchasers and Seller and their respective successors and permitted assigns.

            16. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to principles of conflicts of law.

            17. TITLES AND HEADINGS. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Exchange Agreement as of the date first above written.


WITNESS:                                    SELLER:

                                            /s/ Anne Bernholz
---------------------------                 -------------------------
                                            Anne Bernholz


                                            PURCHASERS:

                                            PHILLIPS-SMITH SPECIALTY RETAIL
                                                GROUP III, L.P.

                                            /s/ Cece Smith
---------------------------                 -------------------------
                                            Name:  Cece Smith
                                            Title: General Partner


                                            CHANCELLOR PRIVATE CAPITAL III, L.P.

                                            /s/ Howard Goldstein
---------------------------                 -------------------------
                                            Name:  Howard Goldstein
                                            Title:


                                            CITIVENTURE 96 PARTNERSHIP, L.P.

                                            /s/ Howard Goldstein
---------------------------                 -------------------------
                                            Name:  Howard Goldstein
                                            Title:


                     SIGNATURES CONTINUED ON FOLLOWING PAGE.

                                            CHANCELLOR PRIVATE CAPITAL
                                                 OFFSHORE PARTNERS II, L.P.

                                            /s/ Howard Goldstein
---------------------------                 -------------------------
                                            Name:  Howard Goldstein
                                            Title:


                                            CHANCELLOR PRIVATE CAPITAL
                                                 OFFSHORE PARTNERS I, C.V.

                                            /s/ Howard Goldstein
---------------------------                 -------------------------
                                            Name:  Howard Goldstein
                                            Title:


                                            COMPANY:

                                            THE WHITE HOUSE, INC.


/s/ [ILLEGIBLE]                             /s/ Richard D. Sarmiento
---------------------------                 -------------------------
                                            Name: Richard D. Sarmiento
                                            Title: President

                                    EXHIBIT A

                              Total Shares
           Name                Purchased       Price/Share          Purchase Price
Phillips-Smith Specialty           123,339       $    0.75         $     92,504.25
   Retail Group III, L.P.
Chancellor Private                  24,566       $    0.75         $     18,424.50
   Capital III, L.P.
Citiventure 96                     108,356       $    0.75         $     81,267.00
   Partnership, L.P.
Chancellor Private Capital          40,470       $    0.75         $     30,352.50
   Offshore Partners II,  L.P.
Chancellor Private Capital           3,269       $    0.75         $      2,451.75
   Offshore Partners I, C. V.

Total                              300,000                         $    225,000.00